UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2007
Littelfuse, Inc.
(Exact Name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20388 (Commission File Number:)	36-3795742 (I.R.S. Employer Identification No.)
800 East Northwest Highway, Des Plaines, IL 60016
(Address of Principal Executive Offices)      (Zip Code)
Registrant’s telephone number, including area code: (847) 824-1188
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	On September 11, 2007, the Company’s Board of Directors, upon the recommendation of its Compensation Committee, approved a 15% salary increase for Mr. David Heinzmann, as a result of his promotion to Vice President of Global Operations, to be effective retroactively to August 1, 2007. With the increase, Mr. Heinzmann’s annual base salary is $265,000. Mr. Heinzmann’s annual bonus target percentage under the 2007 Annual Incentive Plan remains unchanged.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Littelfuse, Inc.
Date: September 14, 2007	By:	/s/ Philip G. Franklin
Philip G. Franklin
Vice President, Operations Support and Chief Financial Officer